May 15, 1997

             MERRY LAND & INVESTMENT COMPANY, INC.
                   DIRECTORS STOCK LOAN PLAN
     WHEREAS, Merry Land & Investment Company, Inc. ("Merry Land") desires to adopt this Merry Land & Investment Company, Inc. Directors Stock Loan Plan (the "Plan") and to subject 150,000 shares of Merry Land Common Stock to the Plan by adopting this Plan with respect to such Common Stock;

     NOW, THEREFORE, Merry Land hereby adopts the following Plan:

1.   PURPOSE
     a. This Plan is intended as a performance incentive and to encourage the continued support, loyalty and services of the Board of Directors of Merry Land and other corporations which qualify as subsidiary corporations of Merry Land (the "Subsidiaries") within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), so that the person to whom an award (the "Award") is granted (the "Participant") may acquire or increase his or her proprietary interest in the success of Merry Land and the Subsidiaries. The Plan is further intended to closely associate the interests of Merry Land's Board of Directors with the shareholders by reinforcing the relationship between Participants' rewards and shareholders' gains.
     b.   Awards shall be designated as Stock Loan Rights.

2.   ADMINISTRATION
     a. The Plan shall be administered by the Board of Directors of Merry Land (the "Directors"). A majority vote of the Directors shall be required for all of their actions.
     b. The Directors shall have the power, subject to, and within the limits of, the express provisions of the Plan:
          i. To determine from time to time which Directors are eligible persons and which of the eligible persons shall be granted Awards under the Plan, and the time or times when, and the number of shares for which, an Award shall be granted to such person;
          ii. To prescribe the other terms and provisions (which need not be identical) of each Award granted under the Plan to eligible persons;
          iii. To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for administration. The Directors, in the exercise of this power, may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan, or in any Award agreement, in the manner and to the extent they shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Directors may retain counsel at the expense of Merry Land. All decisions and determinations by the Directors in exercising this power shall be final and binding upon Merry Land, the Subsidiaries, and the Participants; and
          iv. Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of Merry Land and the Subsidiaries with respect to the Plan.

3.   STOCK
     The stock subject to the Awards shall be shares of Merry Land's authorized but unissued common stock, no par value per share (the "Common Stock "). The number of shares for which Awards may be granted, excluding the shares involved in the unexercised portion of any cancelled, terminated or expired Awards, shall not exceed an aggregate number 150,000 shares of Common Stock.

4.   ELIGIBILITY
     The persons who shall be eligible to receive Awards shall be full-time employees of Merry Land or the Subsidiaries. A Participant may receive more than one Award. No Participant may receive Awards with respect to more than 150,000 shares of Common Stock in any calendar year.

5.   STOCK LOAN RIGHTS
     Participants may be granted interest free, limited or full recourse loans to purchase Common Stock at the fair market value prevailing at the time of purchase. For this purpose, the fair market value of the Common Stock shall be determined in good faith by the Directors. The loans shall be:
     a.   evidenced by a promissory note,
     b.   payable on demand,
     c. secured by the common stock purchased by the employee with at least 60% of all dividends to be applied against the principal balance of the loan, and
     d. if approved by the Directors, extended on a limited recourse basis with recourse in the event of default limited to the shares of stock purchased with and securing the loan and without personal liability on the part of the Participant.
     No shares of Common Stock purchased pursuant to the Stock Loan Rights may be released to the Participant until the loan is repaid in full.

6.   USE OF PROCEEDS FROM STOCK
     Proceeds from the sale of Common Stock pursuant to Stock Loans granted under the Plan shall constitute general funds of Merry Land.

7.   AMENDMENT OF THE PLAN
     The Board of Directors, at any time, and from time to time, may amend the Plan, subject to any required regulatory approval.

8.   EFFECTIVENESS OF THE PLAN
     This Plan shall become effective upon its adoption by the Board of Directors. The Board of Directors at any time may terminate or suspend the Plan. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of the effective date, but such termination shall not affect any Award theretofore granted. An Award may not be granted while the Plan is suspended or after it is terminated.
     Rights and obligations under any Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan except with the consent of the Participant.

9.   NONEXCLUSIVITY OF THE PLAN
     The adoption of the Plan by the Board of Directors shall not be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. The adoption of this Plan shall not terminate or have any effect on any prior or existing stock loan plan.

10.  NONTRANSFERABILITY OF AWARDS
     All Awards granted pursuant to the Plan shall not be transferable, except by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant; and
     No assignment or transfer of the Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right in the Award whatsoever, but immediately upon any attempt to assign or transfer the Award the same shall terminate and be of no force or effect.

11.  MANNER OF GRANT OF AWARDS
     Nothing contained in this Plan or in any resolution heretofore or hereafter adopted by the Board of Directors or any committee or by the stockholders of Merry Land with respect to this Plan shall constitute the granting of an Award under the Plan. The granting of an Award under this Plan shall be deemed to occur only upon the date on which the Directors as provided for in Section 2 hereof shall approve the grant of such Award.

12.  SECURITIES LAWS
     All Awards shall be subject to any provision necessary to assure compliance with federal and state securities laws. Unless otherwise advised by counsel to Merry Land, (i) each Award shall contain Participant's acknowledgement that neither the Award nor the securities subject to the Award have been registered under any state or federal securities law, (ii) Participant agrees that the Award may not be exercised unless he or she is able and willing to represent in writing to Merry Land that the securities subject to the Award are being acquired by Participant for his or her own account and without a view to the further distribution of such securities, and (iii) a legend reading substantially as follows shall be placed on the certificate(s) representing the securities:
     "These securities have not been registered under the Securities Act of 1933 nor under any state securities law and may not be offered or sold or transferred in the absence of an effective registration statement under the Securities Act or under any applicable state act or an opinion of counsel satisfactory to the Corporation that such registration is not required."
     The transfer agent shall also be instructed to refuse to transfer the securities unless the legend has been complied with.

13.  TAX WITHHOLDING
     Merry Land or a Subsidiary shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant or exercise of any Award.

14.  CONTINUATION OF DIRECTORSHIP
     Nothing contained in this Plan (or in any written Award agreement) shall obligate Merry Land or any Subsidiary to continue to elect or retain as a Director, for any period, a Participant to whom an Award has been granted, or interfere with the right of Merry Land or any Subsidiary to reduce such Director's compensation.

15.  EXCULPATION AND INDEMNIFICATION
     Merry Land shall indemnify and hold harmless the members of the Board of Directors acting in accordance with Section 2, from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct, or criminal acts of such persons.